UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02715

Exact name of registrant as specified in charter:	Delaware Group® State Tax-Free Income Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	February 28

Date of reporting period:	November 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Pennsylvania Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 99.33%
Corporate Revenue Bonds – 6.39%
Allegheny County Industrial Development Authority Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	$2,475,000	$2,653,844
Dauphin County Industrial Development Authority Water Revenue (Dauphin Consolidated
Water Supply Project) Series B 6.70% 6/1/17	1,750,000	2,098,968
Indiana County Industrial Development Authority Pollution Control Revenue (PSE&G Power
Project) 5.85% 6/1/27 (AMT)	3,000,000	3,034,800
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	6,500,000	7,885,865
Pennsylvania Economic Development Financing Authority Sewer Sludge Disposal Revenue
(Philadelphia Biosolids Facility) 6.25% 1/1/32	2,500,000	2,922,100
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,706,339
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,389,762
		36,691,678
Education Revenue Bonds – 19.96%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	855,945
7.00% 11/1/40	1,000,000	1,147,110
(Carnegie Mellon University Project) Series A 5.00% 3/1/24	500,000	630,790
(Chatham University Project) Series A
5.00% 9/1/30	1,500,000	1,690,425
5.00% 9/1/35	1,000,000	1,101,690
(Robert Morris University Project) Series A
5.50% 10/15/30	1,275,000	1,429,097
5.75% 10/15/40	2,200,000	2,495,108
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	5,118,438
Delaware County Authority
(Eastern University) 5.25% 10/1/32	3,000,000	3,219,000
(Villanova University) 5.00% 8/1/21	1,745,000	2,175,771
Delaware County Industrial Development Authority Revenue (Chester Community Charter
School Project) Series A 6.125% 8/15/40	1,030,000	948,455
Erie Higher Education Building Authority College Revenue (Mercyhurst College Project)
Series B 5.00% 3/15/23	750,000	769,823
Huntingdon County General Authority Revenue (Juniata College) Series A 5.00% 5/1/30	2,650,000	3,022,060
Lehigh County General Purpose Authority Revenue (Muhlenberg College Project)
5.00% 2/1/29	740,000	840,381
5.25% 2/1/34	1,000,000	1,140,020
5.25% 2/1/39	2,750,000	3,106,758
Montgomery County Higher Education & Health Authority Revenue (Arcadia University)
5.625% 4/1/40	2,375,000	2,658,979
Northampton County General Purpose Authority Revenue (Higher Education-Lehigh
University) 5.00% 11/15/39	4,000,000	4,520,359
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University Project)
Series A 5.25% 3/1/42	1,000,000	1,106,820

Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Delaware Valley College)
5.00% 11/1/27	1,250,000	1,402,625
(Drexel University Project)
5.00% 5/1/18	500,000	597,140
5.00% 5/1/20	250,000	307,373
(Edinboro University Foundation)
5.875% 7/1/38	3,500,000	3,873,449
6.00% 7/1/42	1,400,000	1,554,392
6.00% 7/1/43	2,500,000	2,861,225
(Gwynedd Mercy College Project) Series KK1
5.375% 5/1/42	1,300,000	1,387,529
(Indiana University - Student Housing Project) Series A
5.00% 7/1/27	1,740,000	1,995,989
5.00% 7/1/41	1,500,000	1,657,395
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,722,776
(Shippensburg University)
5.00% 10/1/35	500,000	551,860
5.00% 10/1/44	1,500,000	1,633,650
6.25% 10/1/43	2,000,000	2,363,100
(Slippery Rock University Foundation) Series A 5.00% 7/1/39 (SGI)	4,000,000	4,180,439
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,634,727
(Temple University) First Series
5.00% 4/1/21	500,000	628,835
5.00% 4/1/22	1,200,000	1,518,600
(Thomas Jefferson University Project)
5.00% 3/1/24	1,115,000	1,357,903
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	1,076,710
Un-Refunded Balance 5.00% 1/1/29	1,610,000	1,615,055
(Trustees of the University of Pennsylvania)
5.00% 9/1/29	1,000,000	1,215,630
Series A 5.00% 9/1/29	1,000,000	1,223,320
Series A 5.00% 9/1/41	5,000,000	5,887,949
(University of Pennsylvania) Series B
5.00% 9/1/26	1,450,000	1,754,834
5.00% 9/1/27	1,550,000	1,871,455
5.00% 9/1/30	1,000,000	1,185,460
5.00% 9/1/31	250,000	295,155
5.00% 9/1/32	1,000,000	1,175,810
(University of Sciences) 5.00% 11/1/42	2,000,000	2,275,600
(Ursinus College Project) 5.125% 1/1/33 (RADIAN)	900,000	910,503
(Widener University)
5.00% 7/15/39	3,000,000	3,107,610
5.375% 7/15/29	650,000	666,166
Pennsylvania Higher Educational Facilities Authority Student Housing Revenue
University Properties (East Stroudsburg University of Pennsylvania) 5.00% 7/1/42	1,750,000	1,854,195
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Charter Project) Series A 5.75% 8/15/32	4,000,000	4,132,599
(Green Woods Charter School) Series A
5.50% 6/15/22	1,165,000	1,204,284
5.75% 6/15/42	2,500,000	2,555,150
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,650,015
Series A 5.625% 6/15/42	3,000,000	3,278,910
(Master Charter School Project) 6.00% 8/1/35	1,610,000	1,872,124
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,113,910
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	1,525,000	1,525,153
5.625% 7/1/28 (ACA)	1,000,000	1,004,680
		114,658,313
Electric Revenue Bonds – 2.66%
Philadelphia Gas Works Revenue (8th-1998 General Ordinance) Series A
5.00% 8/1/15	2,640,000	2,871,502
5.00% 8/1/16	3,000,000	3,332,220
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	3,995,000	4,088,044
Series WW 5.00% 7/1/28	4,800,000	4,978,367
		15,270,133
Escrowed to Maturity Bonds – 5.44%
Delaware County Authority Health Facilities Revenue (Mercy Health Project) 6.00% 12/15/26	3,500,000	4,162,935
Pennsylvania Higher Educational Facilities Authority Revenue (University of the Arts Project)
5.20% 3/15/25 (RADIAN)	4,490,000	5,583,315
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (Presbyterian
Medical Center Project) 6.65% 12/1/19	11,730,000	14,158,461
Pittsburgh Water & Sewer Authority Revenue 7.25% 9/1/14 (FGIC)	2,325,000	2,503,537
Puerto Rico Highway & Transportation Authority Revenue Pre-Refunded
Series AA 5.50% 7/1/18 (NATL-RE)	3,835,000	4,850,125
		31,258,373

Healthcare Revenue Bonds – 23.35%
Allegheny County Hospital Development Authority Revenue (University of Pittsburgh Medical
Center) 5.50% 8/15/34	3,980,000	4,592,124
Berks County Municipal Authority Revenue (Reading Hospital & Medical Center Project)
Series A-3 5.50% 11/1/31	10,000,000	11,787,299
Butler County Hospital Authority Revenue (Butler Health System Project) 7.25% 7/1/39	8,000,000	10,086,159
Central Bradford Progress Authority (Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,165,990
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	2,500,000	2,605,750
6.375% 1/1/39	5,000,000	5,661,600
Dauphin County General Authority Health System Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/36	5,000,000	5,763,750
Franklin County Industrial Development Authority Revenue (Chambersburg Hospital Project)
5.375% 7/1/42	4,980,000	5,574,363
Geisinger Authority Health System Series A-1 5.125% 6/1/41	4,000,000	4,609,440
Lancaster County, Pennsylvania Hospital Authority Revenue
(Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,496,478
5.00% 4/1/33	1,830,000	1,880,746
(Brethren Village Project) Series A 6.50%7/1/40	3,000,000	3,257,640
Lehigh County General Purpose (Lehigh Valley Health Network) 4.00% 7/1/33	2,500,000	2,618,650
Monroe County Hospital Authority (Pocono Medical Center) Series A
5.00% 1/1/32	1,150,000	1,276,144
5.00% 1/1/41	1,500,000	1,645,020
Monroeville Finance Authority 5.00% 2/15/42	6,000,000	6,881,400
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/33	5,000,000	5,596,850
(Abington Memorial Hospital Obligation Group) 5.00% 6/1/31	2,000,000	2,322,320
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Communities) Series B 5.00% 11/15/22	3,000,000	3,251,370
(ACTS Retirement-Life Communities)
5.00% 11/15/27	1,250,000	1,434,013
5.00% 11/15/28	1,600,000	1,821,520
5.00% 11/15/29	550,000	616,501
Series A-1 6.25% 11/15/29	700,000	835,695
(Foulkeways At Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	1,057,160
5.00% 12/1/30	1,500,000	1,566,015
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project) 5.375% 8/1/38 (FHA)	1,000,000	1,174,690
(Whitemarsh Continuing Care)
6.125% 2/1/28	3,000,000	3,075,750
6.25% 2/1/35	1,000,000	1,022,630
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	5,000,000	5,980,550
Pennsylvania Economic Development Financing Authority Revenue (Dr. Gertrude A. Barber
Center Project) 5.90% 12/1/30 (RADIAN)	2,250,000	2,253,645
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health Care System)
5.00% 8/15/24	4,850,000	5,824,947
5.25% 8/15/26	3,910,000	4,722,459
5.75% 8/15/23	2,500,000	3,183,150
Series A 5.00% 8/15/42	1,000,000	1,146,900
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	5,000,000	5,330,650
South Fork Municipal Hospital Authority Revenue (Conemaugh Health Systems Project)
5.50% 7/1/29	3,500,000	3,968,965
St. Mary Hospital Authority Health System Revenue (Catholic Health East) 6.25% 11/15/34	4,875,000	5,731,586
Westmoreland County Industrial Development Authority Revenue (Health System-Excela
Health Project) Series A 5.125% 7/1/30	1,200,000	1,319,244
		134,139,163
Housing Revenue Bonds – 2.55%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,265,000	1,267,404
5.50% 3/1/41 (AMT)	5,340,000	5,346,622

Pennsylvania Housing Finance Agency Single Family Mortgage Revenue
Series 106B 4.80% 4/1/28	5,200,000	5,667,323
Philadelphia Authority for Industrial Development Revenue (Germantown Senior Living
Presbyterian Homes Project) Series A 5.625% 7/1/35	2,295,000	2,345,490
		14,626,839
Lease Revenue Bonds – 7.51%
Allegheny County Industrial Development Authority Lease Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,362,287
5.125% 9/1/31	1,235,000	1,252,772
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	11,456,300
Pennsylvania Industrial Development Authority (Economic Development) 5.50% 7/1/23	4,385,000	5,339,308
Philadelphia Municipal Authority Lease Revenue 6.50% 4/1/39	4,000,000	4,709,960
Puerto Rico Public Buildings Authority Revenue (Government Facilities)
•Series M-2 5.50% 7/1/35 (AMBAC)	2,100,000	2,281,104
Series N 5.00%7/1/37	2,300,000	2,312,535
Un-Refunded Balance Series I 5.25% 7/1/33	14,000,000	14,412,580
		43,126,846
Local General Obligation Bonds – 5.99%
Allegheny County
Series C-65 5.00% 5/1/18	3,765,000	4,413,069
Series C-69 5.00% 12/1/28	1,000,000	1,190,290
Series C-70 5.00% 12/1/33	2,205,000	2,572,243
Bethel Park School District 5.10% 8/1/33	3,000,000	3,696,870
Central Bucks School District Series B 5.00% 5/15/20	2,295,000	2,915,958
Central County Series B 4.00% 7/1/26	915,000	1,030,162
Chester County
5.00% 11/15/32	5,725,000	7,113,942
5.00% 11/15/33	2,625,000	3,244,894
Series C 5.00% 7/15/29	3,000,000	3,686,340
City of Pittsburgh Series B 5.00% 9/1/26	3,000,000	3,604,590
Mount Lebanon School District Series A 5.00% 2/15/34	800,000	955,160
		34,423,518
§Pre-Refunded Bonds – 0.33%
Pennsylvania Higher Educational Facilities Authority Revenue (Ursinus College)
5.125% 1/1/33-13 (RADIAN)	1,100,000	1,130,689
Pennsylvania Industrial Development Authority Revenue (Economic Development) 5.50% 7/1/23-18	615,000	773,941
Puerto Rico Highway & Transportation Authority Revenue Pre-Refunded 2011
Series G 5.00% 7/1/33-13	10,000	10,278
		1,914,908
Resource Recovery Revenue Bonds – 0.99%
Pennsylvania Economic Development Financing Authority Refunding
(Colver Project) Series F 4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	3,201,493
•(Shipping Project) Series A 3.00% 11/1/41	2,500,000	2,500,000
		5,701,493
Special Tax Revenue Bonds – 6.40%
Allentown Neighborhood Improvement Zone Development Authority
Series A 5.00% 5/1/42	3,500,000	3,800,965
Guam Government Limited Obligation Revenue (Section 30) Series A
5.625% 12/1/29	90,000	103,079
5.75% 12/1/34	3,050,000	3,494,324
Pennsylvania Intergovernmental Cooperation Authority 5.00% 6/15/21	2,000,000	2,501,580
Pittsburgh & Allegheny County Sports & Exhibition Authority 5.00% 2/1/35 (AGM)	4,750,000	5,281,098
Puerto Rico Sales Tax Financing Revenue First Subordinate
Ω(Convertible Capital Appreciation Bonds) Series A 6.75% 8/1/32	3,275,000	3,462,166
Series A 5.50% 8/1/42	5,080,000	5,512,713
Series A 6.50% 8/1/44	3,750,000	4,422,338
Series A-1 5.00% 8/1/43	3,555,000	3,779,605
Series C 5.25% 8/1/40	3,000,000	3,381,150
•Washington County Redevelopment Authority Revenue (Victory Centre Project-Tanger)
Series A 5.45% 7/1/35	1,000,000	1,035,160
		36,774,178
State & Territory General Obligation Bonds – 6.56%
Pennsylvania
First Series
5.00% 3/15/28	5,000,000	6,098,850
5.00% 11/15/29	6,000,000	7,477,920
Second Series
5.00% 4/15/18	4,335,000	5,288,657
5.00% 1/1/22	10,000,000	11,325,200

Puerto Rico Commonwealth Public Improvement Series A
5.50% 7/1/19 (NATL-RE) (IBC)	1,865,000	2,089,061
5.75% 7/1/41	5,000,000	5,369,000
		37,648,688
Transportation Revenue Bonds – 9.36%
Allegheny County Airport Revenue (Pittsburgh International Airport Project)
Series A 5.75% 1/1/14 (NATL-RE) (AMT)	6,910,000	7,179,697
Delaware River Port Authority (Port District Project) Series B 5.70% 1/1/21 (AGM)	8,560,000	8,588,933
Lehigh Northampton Airport Authority Revenue Series A
6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,527,760
6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,703,159
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project) Series A 5.00% 11/1/41 (AMT)	5,000,000	5,577,200
Pennsylvania Turnpike Commission Revenue
(Motor License Fund) Sub-Series B 5.00%12/1/41	6,500,000	7,532,850
Series A 5.00% 12/1/22	2,550,000	3,268,361
Series A 5.00% 12/1/23	2,450,000	3,170,447
Series E 5.00% 12/1/29	5,000,000	5,964,350
Series E 5.00% 12/1/30	2,000,000	2,373,360
Philadelphia Airport Revenue Series A 5.375% 6/15/29 (ASSURED GTY)	4,030,000	4,675,606
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series AA 5.50% 7/1/18 (NATL-RE)	165,000	186,338
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Un-Refunded Balance Series G 5.00% 7/1/33	1,020,000	1,021,326
		53,769,387
Water & Sewer Revenue Bonds – 1.84%
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,299,282
6.00% 12/1/37	1,000,000	1,142,150
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,498,325
5.25% 12/15/14 (AMBAC)	2,450,000	2,615,571
		10,555,328
Total Municipal Bonds (cost $508,961,025)		570,558,845

Short-Term Investment – 0.35%
¤Variable Rate Demand Note – 0.35%
Southeastern Transportation Authority 0.16% 3/1/22 (LOC – PNC Bank, N.A.)	2,000,000	2,000,000
Total Short-Term Investment (cost $2,000,000)		2,000,000

Total Value of Securities – 99.68%
(cost $510,961,025)		572,558,845
Receivables and Other Assets Net of Liabilities – 0.32%		1,850,524
Net Assets Applicable to 67,219,925 Shares Outstanding – 100.00%		$574,409,369

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of November 30, 2012.

Summary of abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® State Tax-Free Income Trust - Delaware Tax-Free Pennsylvania Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (February 28, 2009 – February 29, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$510,961,025
Aggregate unrealized appreciation	61,696,639
Aggregate unrealized depreciation	(98,819)
Net unrealized appreciation	$61,597,820

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$1,296,645	$-

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$570,558,845
Short-Term Investment	2,000,000
Total	$572,558,845

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 13.37% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments..

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: